VistaGen® Therapeutics

www.vistagen.com

Nasdaq: VTGN

August 2019

www.vistagen.com

Forward-looking Statements



This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, our development efforts, our collaborations, our intellectual property, our financial condition, our plans and our development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, Inc. (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2019, filed with the Securities and Exchange Commission (SEC) on June 25, 2019, as well as any updates to those risk factors filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

Looking Beyond Current Treatments for CNS Diseases and Disorders with High Unmet Need

VistaGen is developing differentiated new generation medications for large and growing mental health and neurology markets where current treatments are inadequate to meet the needs of millions of patients worldwide.

VistaGen® Therapeutics

Looking beyond current therapies for CNS disorders with high unmet need

VistaGen® Therapeutics

New generation MOAs

3 differentiated clinical-stage product candidates

Fast-acting, exceptional safety

Multiple large and growing CNS markets

Potentially transformative milestones in 2H 2019

www.vistagen.com

Our Pipeline

VistaGen® Therapeutics

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
PH94B*	Social Anxiety Disorder[1]				
	Generalized Anxiety Disorder[2]				
	PTSD, Postpartum Anxiety, Panic[3]				
AV-101*	Major Depressive Disorder[†,4] (inadequate response to ADT)				
	Major Depressive Disorder[3] (ketamine therapy relapse prevention)				
	Neuropathic Pain[†,5]				
	Parkinson's LID[5]				
	Suicidal Ideation[3,6]				
	Epilepsy[3]				
PH10*	Major Depressive Disorder[2] (stand-alone treatment)				

* All potential future studies are subject to securing sufficient internal and/or collaborative third-party funding

† FDA Fast Track designation

1. Preparing for initial pivotal Phase 3 study in 2020
2. Assessing/preparing for Phase 2b study in 2020/2021
3. Assessing for potential Phase 2a study in 2020/2021
4. Phase 2 study ongoing – the ELEVATE study
5. Planning for potential Phase 2a study in 2020
6. Baylor/VA 1st-step Phase 1b study ongoing

PH94B neuroactive nasal spray

VistaGen® Therapeutics

Pherine, synthetic neuroactive steroid
(3β)-androsta-4,16-dien-3-ol

Novel, safe, fast-acting, on-demand therapy for:

- Social Anxiety Disorder
- Generalized Anxiety Disorder
- Postpartum Anxiety
- Panic Disorder
- Post-Traumatic Stress Disorder



www.vistagen.com

VistaGen® Therapeutics

Social Anxiety Disorder (SAD) in the U.S.

More than Just Shyness



SOCIAL ANXIETY DISORDER:
More Than Just Shyness
Are you extremely afraid of being judged by others?
Are you very self-conscious in everyday social situations?
Do you avoid meeting new people?
If you have been feeling this way for at least six months and these feelings make it hard for you to do everyday tasks—such as talking to people at work or school—you may have a social anxiety disorder.
NIH

One of the most prevalent mental health conditions in the U.S.

Affects as many as

20 million[1]

Americans

Anxiety/fear in everyday social and performance situations

- giving a speech
- making a work presentation
- meeting new people
- interviewing for a job
- eating/drinking in front of others

[1]Harvard Medical School, 2007. National Comorbidity Survey (NCS). (Update - 2017, August 21); Kessler, et al, US National Comorbidity Survey Replication, 2005
https://www.nimh.nih.gov/health/publications/social-anxiety-disorder-more-than-just-shyness/index.shtml

Current SAD Drug Treatments Fall Short

VistaGen Therapeutics

FDA APPROVED

Not FDA-Approved
* Prescribed Off-label *

Antidepressants (2 SSRIs, 1 SNRI)

- × Slow onset, chronic administration
- × May worsen anxiety initially
- × Significant side effects
- × Potential drug-drug interaction

Benzodiazepines & Beta Blockers

- × Addiction risk
- × Sedation
- × Cognitive impairment
- × Cardiac concerns

There is no FDA-approved, fast-acting treatment for SAD

PH94B for SAD

VistaGen® Therapeutics

Novel, safe, fast-acting, on-demand therapy

- Fundamentally differentiated from all current treatments
- Successful Phase 2 completed
- Fast-acting efficacy (10-15 minutes), exceptional safety
- Microgram dose, no systemic exposure
- Well-tolerated, non-sedating, non-addictive

Potential to be first FDA-approved fast-acting, treatment for SAD



VistaGen® Therapeutics

Mechanism of Action

- **Activates nasal chemosensory neurons that trigger neural circuits in the brain that suppress fear and anxiety**
  - Engages nasal chemosensory neurons that trigger a subset of neurons in the main olfactory bulbs (OB)
  - OB neurons stimulate inhibitory GABAergic neurons in the limbic amygdala, decreasing release of norepinephrine, and facilitating fear extinction and activity of the limbic-hypothalamic parasympathetic system



PH94B Phase 2 Study – Social Interaction (n = 91)

VistaGen® Therapeutics



Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
60
55
50
45
40
35
30
Placebo
PH94B
R 1 2 0 1 2 3 4 5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will join 3 role-players for a party like conversation

PH94B Rapidly Reduced Anxiety in Response to Social Interaction Challenge

Active Group:	Placebo Group:
Mean Difference = 18.3	Mean Difference = 6.6
Standard Deviation = 17.4	Standard Deviation = 23.6
Number of Subjects = 45	Number of Subjects = 46

t = 2.67	p = 0.009	Cohen's d (Effect size) .56

PH94B Phase 2 Study – Public Speaking (n = 91)

VistaGen® Therapeutics


Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
80
70
60
50
40
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will have to give a 5-min speech without notes to an audience of 3 role-players and has 2 min to prepare

PH94B Rapidly Reduced Anxiety in Response to Public Speaking Challenge

Active Group:	Placebo Group:
Mean Difference = 26.7	Mean Difference = 14.0
Standard Deviation = 21.6	Standard Deviation = 16.3
Number of Subjects = 45	Number of subjects = 46

t = 3.16	p = 0.002	Cohen's d (Effect Size) .72

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

PH94B Pilot Phase 3 Crossover Study (n = 22)



Cross-over
Phase 1
Phase 2
Screening Period (14 – 45 days)
PH94B (2 weeks)
Placebo (2 weeks)
Placebo (2 weeks)
PH94B (2 weeks)
Safety Follow-up Period (2 weeks)
Randomized Treatment Period (4 weeks total)
Visit 1
Screening
V2
Randomization
V3
V4
V5
V6
Visit 7
Follow-Up

Adult subjects were randomized on a 1:1 basis to PH94B or placebo for two weeks, and then crossed over to the opposite treatment for an additional two weeks.

Liebowitz, M.R., Hanover, R., Draine, A., Careri, J., Monti, L., Smith, M., Moran, M., & Burnetta, D. (2019). Effect of As-Needed Use of Intranasal PH94B on Social and Performance Anxiety in Individuals with Social Anxiety Disorder. 2019 Anxiety and Depression Association of America (ADAA) Annual Conference Poster Session.

PH94B Pilot Phase 3 Crossover Study

VistaGen® Therapeutics



Peak Suds at Baseline and Weeks 1-4
SUDS
70
65
60
55
50
PH94B
Placebo
Baseline
Week1
Week2
Week3
Week4

- Early suggestions of drug/placebo differences were seen in Week 1 and 2 SUDS scores: average change in SUDS at week 1 was 16.1 for PH94B versus 3.4 for placebo (t=1.86, p=.078, ES .79), and at week 2, the average change was 15.9 for PH94B and 6.9 for placebo (t= 1.35, p=0.192, ES .576)
- Peak SUDS score for the PH94B group increased when crossed over to placebo, though not back to the baseline level, due to increased confidence from PH94B treatment prior to crossover

PH94B Pilot Phase 3 Crossover Study

VistaGen Therapeutics


LSAS at Baseline and Weeks 1-4
LSAS
100
90
80
70
60
Baseline
Week1
Week2
Week3
Week4
PH94B
Placebo

- In the sample as a whole, drop in LSAS scores after treatment did not differ between groups because subjects receiving PH94B before receiving placebo continued to improve when crossed over to placebo
- After the first 2 weeks of treatment, subjects who received PH94B dropped an average of 23.2 points on the LSAS, while those who received placebo dropped only 8.2 points, showing a trend difference ($t=1.9$, $p=.07$) with a large effect size of .812
- Similar trend differences on total LSAS scores were seen after 1 week of treatment, where the PH94B group showed a 17.8 point drop compared to a 3.5 point drop with placebo ($t=2.02$, $p=.057$, ES .86)

PH94B Pilot Phase 3 Crossover Study

VistaGen Therapeutics


Predicting Change in LSAS from Change in SUDS During Week 1
LSAS Change from Baseline Week 1
SUDS Change from Baseline Week 1
60
50
40
30
20
10
0
-10
-20
-30
-20
-10
0
10
20
30
40
50
Treatment
PH94B
Placebo

Changes in total LSAS scores were closely associated with change in SUDS peak anxiety scores at Week 1 (R-sq (adj) 45.2%) and at Week 2 (R-sq (adj) 34.95%). Looking at LSAS subscales, the strongest associations for SUDS peak anxiety scores were with the LSAS avoidance subscale at Week 1 (R-sq (adj) 58.78%) and Week 2 (R-sq (adj) 42.74%), and LSAS performance at Week 1 (R-sq (adj) 50.33%)

Planned Pivotal Phase 3 Development Plan for SAD

First Phase 3 Study

VistaGen® Therapeutics

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, monotherapy study
- 3.2 μg of PH94B or placebo for 4 Weeks
- Multi-center, ca. 15 sites in North America
- Target enrollment, ca. 200 patients (100 PH94B and 100 placebo)
- Target launch, 2H 2020
- Target completion, 2H 2021

Primary Endpoint: Change in LSAS from baseline compared to placebo

AV-101

VistaGen® Therapeutics

Synthetic NMDA receptor GlyB antagonist
L-4-chlorokynurenine; 7-chlorokynurenic acid

Novel oral prodrug therapy for:

- Major Depressive Disorder
- Suicidal Ideation
- Neuropathic Pain
- Levodopa-Induced Dyskinesia
- Epilepsy



VistaGen® Therapeutics

Major Depressive Disorder in the U.S.

1 in 4 women | **1 in 6 men**



diagnosed with depressive disorders

1 in 8



age 12 and over takes an antidepressant[1]

LARGE ADDRESSABLE MARKET WITH HIGH UNMET NEED[2,3]

11.6M Drug-treated patients with Major Depressive Disorder

7.3M Inadequate response to 1st antidepressant

5.1M Treatment-resistant after 2nd antidepressant

1. CDC – NCHS – National Center for Health Statistics, August 2017; 2. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study); 3. Decision Resources 2016.

VistaGen® Therapeutics

FDA-Approved MDD Treatments Fall Short

Current Oral Antidepressants

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients
  - May take 4 to 6 weeks or more for antidepressant effects
- **Significant side effects**
  - Anxiety, sexual dysfunction, insomnia

Atypical Antipsychotics

- **Often do not work**
  - Only ca. 20% of patients respond to augmentation
- **Significant side effects**
  - Weight gain, akathisia, insomnia, dizziness, tardive dyskinesia

VistaGen Therapeutics

Ketamine Therapy for Treatment-Resistant Depression

Intravenous ketamine


Ketamine HCl
Injection, USP
500 mg per 10 mL
(50 mg/mL)

"Ketamine offers lifeline for people with severe depression, suicidal thoughts"

CNN

Intranasal ketamine


Spravato
nasal spray
28 mg
Rx only

The New York Times

"Fast-Acting Depression Drug, Newly Approved, Could Help Millions"

CNBC

"J&J's new ketamine-like depression drug Spravato off to 'very, very strong start,' company says"

Ketamine therapy offers new hope to millions, but are they long-term solutions?

VistaGen Therapeutics

"In the clinical trials, the most common side effects of SPRAVATO™ when used along with an antidepressant taken by mouth included: dissociation, dizziness, nausea, sedation, spinning sensation, reduced sense of touch and sensation, anxiety, lack of energy, increased blood pressure, vomiting, and feeling drunk."[1]

Janssen Pharmaceuticals, Inc.
Press Release, March 5, 2019

- Side Effects?
- Safety Concerns?
- High Cost?
- Inconvenience?
- Compliance?
- Durability?

1. Johnson & Johnson Press Release. Janssen Announces U.S. FDA Approval of SPRAVATO™ (esketamine) CIII Nasal Spray for Adults with Treatment-Resistant Depression (TRD) Who Have Cycled Through Multiple Treatments Without Relief. Available at: https://www.jnj.com/janssen-announces-u-s-fda-approval-of-spravatotm-esketamine-ciii-nasal-spray-for-adults-with-treatment-resistant-depression-trd-who-have-cycled-through-multiple-treatments-without-relief

AV-101 for MDD: Transformative Potential

Rapid-onset Potential, Exceptional Safety



S
M
T
W
T
F

- Oral prodrug of 7-Cl-KYNA
- NMDA receptor glycine site antagonist (a full antagonist)
- Rapid-onset antidepressant effects and neurogenesis in preclinical studies
- Well-tolerated in all clinical studies to date
- No psychological side effects or treatment-related SAEs
- FDA Fast Track designation

ELEVATE Phase 2 study ongoing

Top line results 2H 2019



O
NH2
OH
O
Cl
NH2

VistaGen® Therapeutics

AV-101's Mechanism of Action

Inhibits NMDA Receptor Activity



NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
7-Cl-KYNA
(full antagonist)
Classic channel-blocking antagonists:
Ketamine
Lanicemine
Phencyclidine
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101
Oral Prodrug
(4-Cl-KYN)
AV-101
Active Metabolite
(7-Cl-KYNA)

AV-101's Mechanism of Action
Inhibits NMDA Receptor Activity

VistaGen® Therapeutics



Ketamine completely blocks the ion channel of the NMDA receptor

AV-101's active metabolite (7-Cl-KYNA) does not block NMDA receptor activity; it inhibits it



www.vistagen.com

AV-101 vs. Ketamine in Published Preclinical Studies

VistaGen® Therapeutics

"The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition."

Zanos, P., et al. (2015). *J Pharmacol Exp Ther* 355(1): 76-85.


Ketamine HCl
Injection, USP
500 mg per 10 mL



Antidepressant-like Effects	AV-101	Ketamine
Forced-swim	COMPARABLE	
Tail-suspension	COMPARABLE	
Learned-helplessness	COMPARABLE	
Novelty-suppressed feeding	COMPARABLE	
Side Effects	**AV-101**	**Ketamine**
Psychotomimetic and rewarding	No	Yes
Hyper movement	No	Yes
Movement sensitization	No	Yes
Circling and rearing	No	Yes
Sensory-motor gating	No	Yes

Phase 1 trials demonstrate that AV-101 is very well tolerated and orally bioavailable

VistaGen® Therapeutics

- Plasma half-life is about 2 hr
- Dosed up to 1440 mg daily for 2 weeks
- Adverse events were placebo-like except for some feelings of euphoria or "well-being" especially at the higher doses
- **No ketamine-like psychosis**
- No QT prolongation
- No abnormalities in clinical chemistry or hematology

Contents lists available at ScienceDirect

Scandinavian Journal of Pain

journal homepage: www.ScandinavianJournalPain.com

ELSEVIER

Clinical pain research

Randomized, double-blind, placebo-controlled, dose-escalation study: Investigation of the safety, pharmacokinetics, and antihyperalgesic activity of L-4-chlorokynurenine in healthy volunteers

Mark Wallace[a,*], Alexander White[b], Kathy A. Grako[c], Randal Lane[c], Allen (Jo) Cato[c], H. Ralph Snodgrass[d]

Plasma levels of AV-101 in normal volunteers following single oral dosing


70000
60000
50000
40000
30000
20000
10000
0
Concentration (ng/mL)
0
4
8
12
16
20
24
Time (h)
L-4-Cl-KYN 30-mg Group
L-4-Cl-KYN 120-mg Group
L-4-Cl-KYN 360-mg Group
L-4-Cl-KYN 720-mg Group
L-4-Cl-KYN 1080-mg Group
L-4-Cl-KYN 1440-mg Group

Initial Objective for AV-101 in MDD

Displace atypical antipsychotics in current MDD treatment paradigm


FIRST-LINE
SSRI/SNRI
4-6 Weeks or more
SECOND-LINE
SSRI/SNRI
4-6 Weeks or more
THIRD-LINE
SSRI/SNRI
4-6 Weeks or more
AV-101
Atypical Antipsychotics

ELEVATE: Ongoing Phase 2 Clinical Study

Investigating AV-101 as a potential add-on oral treatment for MDD

VistaGen® Therapeutics

Principal Investigator: Dr. Maurizio Fava, Harvard Medical School

- Multi-center U.S. study
- Evaluation of AV-101 as add-on MDD treatment for patients with inadequate response to current SSRI / SNRI therapy
- Oral dose (1440 mg) 1x/day 14 days
- Target enrollment, ca. 180 patients
- Top line results 2H 2019

Primary Endpoint: Change in MADRS-10 from baseline compared to placebo

PH10 neuroactive nasal spray

VistaGen® Therapeutics

Pherine, synthetic neuroactive steroid
Pregn-4-en-20-yne-3-one

Novel, safe, fast-acting therapy for Major Depressive Disorder



PH10 Neuroactive Nasal Spray

Rapid-Onset, Exceptional Safety

VistaGen® Therapeutics

- Fundamentally differentiated from all current depression therapies
- Successful Phase 2a completed
- Rapid-onset antidepressant efficacy demonstrated in Phase 2a
- Microgram dose, no systemic exposure
- Well-tolerated, minimal side effects
- Stand-alone potential
- Preparing for Phase 2B in 2H 2020

Potential for fast-acting, esketamine-like antidepressant effects, without its psychological side effects and safety concerns

Mechanism of Action

VistaGen Therapeutics

- **Activates nasal chemosensory neurons that trigger neural circuits in the brain leading to antidepressant effects**
  - Engages nasal chemosensory neurons that trigger a subset of neurons in the main olfactory bulbs (OB)
  - OB neurons stimulate neurons in the limbic amygdala that release norepinephrine and increase activity of the limbic-hypothalamic sympathetic nervous system



VistaGen Therapeutics

PH10 Phase 1 Safety and Tolerability Study

PH10 found to be safe to use in clinical studies

Study Design

- Open, prospective, multiple flexible doses, controlled with placebo in 12 healthy volunteers
- Dose range: 0.8 µg to 6.4 µg
- Self-administered intranasally in escalating doses

Conclusions

- Different escalating doses of PH10 administered to Group A (0.8 µg to 2.4 µg) and Group B (3.2 µg to 6.4 µg) were well tolerated and did not produce local (nasal) or general severe adverse effects (SAEs) that were different from the effect of administration of placebo nasal spray
- No significant findings on clinical laboratory markers, vital signs, neuropsychological assessments, cognitive brain mapping or evoked (cognitive) potentials
- Most frequent AE's: increased appetite, dizziness, and somnolence of mild intensity

PH10 Phase 2a MDD Study – Monotherapy (n = 22)

VistaGen® Therapeutics


Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAM D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
Placebo
High Dose
Low Dose
(n = 30)
TxWk1
TxWk2
TxWk3
TxWk4
TxWk5
TxWk6
TxWk7
TxWk8

PH10 Dose	HAM D Score	P (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 µg (Low Dose)	16.3	.101	0.74
6.4 µg (High Dose)	17.8	.022	0.95
Placebo	10.9		

Microgram doses of PH10 neuroactive nasal spray improved MDD symptoms with rapid-onset efficacy

Planned Phase 2b Development Plan for MDD

VistaGen® Therapeutics

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, multi-center monotherapy study
- MDD patients with zero or 1 prior failure on a standard antidepressant
- Twice a day administration of PH10 (1.6, 3.2 or 6.4 μg) or placebo for 4 Weeks
- Target enrollment, ca. 200 patients
- Target start, 2H 2020
- Target completion, 1H 2022

Primary Endpoint: Change in MADRS from baseline compared to placebo

AV-101 for Suicidal Ideation

U.S. Department of Veterans Affairs

Baylor College of Medicine

VistaGen® Therapeutics

Baylor / VA Phase 1b Clinical Study

- Sponsored by U.S. Department of Veteran's Affairs (VA)
- Ongoing at Baylor University
- First-step target engagement study
- Double-blind, placebo-controlled, crossover design
- Two single doses of AV-101 (720 mg and 1440 mg) and placebo over three weeks
- Target enrollment, 12 healthy U.S. Military Veterans
- Top line results, end of Q4 2019

Primary Objective: Target engagement relevant to NMDA antagonism and suicidal ideation

VistaGen® Therapeutics

AV-101 for Neuropathic Pain

- FDA Fast Track designation
- Potential oral non-opioid treatment option
- Non-addictive and non-sedating in published preclinical studies


The Journal of Pain

"[W]e've undertaken … steps to advance the development of non-addictive treatments for pain."[1]

Scott Gottlieb, M.D., former FDA Commissioner

Potential Next Step: Phase 2a study

AV-101 for Parkinson's LID

- Potential FDA Fast Track designation
- Parkinson's disease (PD) levodopa-induced dyskinesia (LID)
- AV-101 maintained antiparkinsonian benefits of levodopa without causing serious side effects associated with current oral amantadine-based therapy for LID in preclinical data
- Potential to replace oral amantadine for PD LID


Tablets, USP
10 mg/100 mg

Potential Next Step: Phase 2a study

1. FDA Commissioner Scott Gottlieb, M.D., https://www.fda.gov/NewsEvents/Newsroom/PressAnnouncements/ucm618831.htm

VistaGen® Therapeutics

Distinguished Clinical and Regulatory Advisors

HARVARD UNIVERSITY

Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

Baylor College of Medicine

Sanjay Mathew, M.D.

Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Columbia University Department of Psychiatry

MRN

Michael Liebowitz, M.D.

Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute

Yale University

Gerard Sanacora, Ph.D., M.D.

Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

FDA

Thomas Laughren, M.D.

Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

UC San Diego School of Medicine

Mark Wallace, M.D.

Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

Experienced Team Leading Execution



Shawn K. Singh
Chief Executive Officer
- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research: Morrison & Foerster



Ralph Snodgrass, Ph.D.
President, Chief Scientific Officer
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA
Chief Financial Officer, Secretary
- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.
Chief Medical Officer
- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland
Vice President, Corporate Development
- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications: Alliance Advisors

VistaGen® Therapeutics

Board of Directors

Jon Saxe Chairman
- 35 years of biopharmaceutical experience, director of multiple public and private healthcare companies
- Former President and Director, PDL BioPharma; CEO, Synergen (acquired by Amgen for $262M); VP, Licensing and Corporate Development, Head of Patent Law, Hoffmann-La Roche

Jerry Gin, Ph.D., MBA
- 45 years of healthcare industry experience; Co-Founder of Oculex (acquired by Allergan for $230M)
- Co-Founder, President and CEO of Nuvora

Ann Cunningham, MBA
- 20 years of experience including commercial and leadership roles at multiple global companies in the pharmaceutical industry
- Teva Pharmaceuticals; Otsuka America Pharmaceutical; Eli Lilly and Company

Shawn Singh, JD, CEO
- 25 years of experience with biopharmaceutical companies, a venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research

Brian Underdown, Ph.D.
- 30 years of leadership experience in biopharmaceutical sector; key player in growth of 10 Life Science companies
- Former VP, Research, Pasteur Merieux Connaught (now Sanofi Pasteur); Venture Partner, Lumira Capital

Ralph Snodgrass, Ph.D. President, CSO
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center

Looking beyond current therapies for CNS disorders with high unmet need

VistaGen® Therapeutics

- New generation MOAs
- 3 differentiated clinical-stage product candidates
- Fast-acting, exceptional safety
- Multiple large and growing CNS markets
- Potentially transformative milestones in 2H 2019

VistaGen®
Therapeutics

LOOKING BEYOND CURRENT TREATMENTS FOR
CNS DISEASES AND DISORDERS
WITH HIGH UNMET NEED

www.vistagen.com

Nasdaq: VTGN